Preliminary Proxy Dated April 18, 2000


                           SPARTA SURGICAL CORPORATION
                     Olsen Centre, 2100 Meridian Park Blvd.
                            Concord, California 94520


                               PROXY STATEMENT AND
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 19, 2000

     To the shareholders of Sparta Surgical Corporation:

     A Special Meeting of the shareholders of Sparta Surgical Corporation (the "Company") will be held at the Company's executive offices, Olsen Centre, 2100 Meridian Park Blvd., Concord, California 94520, at 10:00A.M. on May 19, 2000, or at any adjournment or postponement thereof for the following purposes:

     1. To amend the Company's Certificate of Incorporation in order to increase its authorized number of shares of common stock from 8,000,000 shares to 25,000,000 shares.

     2. To transact such other business as may properly come before the meeting.

     Details relating to the above matters are set forth in the attached Proxy Statement. All shareholders of record of the Company as of the close of business on April 14, 2000 will be entitled to notice of and to vote at such meeting or at any adjournment or postponement thereof.

     ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. IF YOU DO NOT PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY. A REPLY CARD IS ENCLOSED FOR YOUR CONVENIENCE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            /s/ Thomas F. Reiner
                                            --------------------
                                            Thomas F. Reiner
                                            Chairman, CEO and President



April 18, 2000

                                 PROXY STATEMENT
                           SPARTA SURGICAL CORPORATION
                     Olsen Centre, 2100 Meridian Park Blvd.
                            Concord, California 94520
                            Telephone: (925) 825-8151

                         SPECIAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 19, 2000

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Sparta Surgical Corporation (the "Company"), a Delaware corporation, of $.002 par value common stock to be voted at a Special Meeting of Shareholders of the Company ("Special Meeting") to be held at 10:00 A.M. on May 19,2000, or at any adjournment or postponement thereof. The Company anticipates that this Proxy Statement and the accompanying form of proxy will be first mailed or given to all shareholders of the Company on or about April 28, 2000. The shares represented by all proxies that are properly executed and submitted will be voted at the meeting in accordance with the instructions indicated thereon. Unless otherwise directed, votes will be cast for the proposal to increase the authorized shares of common stock. The holders of a majority of the shares represented at the Special Meeting in person or by proxy will be required to approve this matter.

     Any shareholders giving a proxy may revoke it at any time before it is exercised by delivering written notice of such revocation to the Company, by substituting a new proxy executed at a later date, or by requesting, in person, at the Special Meeting, that the proxy be returned.

     All of the expenses involved in preparing, assembling and mailing this Proxy Statement and the materials enclosed herewith and all costs of soliciting proxies will be paid by the Company. In addition to the solicitation by mail, proxies may be solicited by officers and regular employees of the Company by telephone, telegraph or personal interview. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and the Company may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing.

                    VOTING SHARES AND PRINCIPAL SHAREHOLDERS

     The close of business on April 14, 2000 has been fixed by the Board of Directors of the Company as the record date (the "record date") for the determination of shareholders entitled to notice of and to vote at the Special Meeting. On the record date, there were outstanding 8,302,094 shares of common stock, each share of which entitles the holder thereof to one vote.

     A majority of the issued and outstanding shares entitled to vote, represented at the meeting in person or by proxy, constitutes a quorum at any shareholders' meeting.

                     PROPOSAL TO INCREASE AUTHORIZED SHARES

     The Company seeks approval to amend its Certificate of Incorporation in order to increase its authorized shares of $.002 par value common stock from 8,000,000 shares to 25,000,000 shares. There are currently 8,302,094 shares outstanding. The Company anticipates that additional shares may be needed in connection with the Company's business needs, opportunities to raise capital and potential acquisition activities. However, at this time, the Company has not entered into any negotiations, understandings or agreements in connection with any acquisition which would require the use of any of the proposed additional authorized shares.

     Stockholders should note that certain disadvantages may result from the adoption of this proposal. After the proposed amendment to the Certificate of Incorporation is effected, there would be a greater number of shares of common stock available for issuance by the Company, and individual stockholders could therefore experience a significant reduction in the stockholder's relative percentage interest in the Company with respect to earnings per share, voting, liquidation value and book and market value per share if the additional authorized shares are issued.

     The availability for issuance of additional shares of the Company's common stock would also enable the Board to render more difficult or discourage an attempt to obtain control of the Company. For example, the issuance of shares in a public or private sale, merger or similar transaction would increase the number of outstanding shares, thereby possibly diluting the interest of a party attempting to obtain control of the Company.

     Each additional share of common stock authorized by the amendment to the Certificate of Incorporation would have the same rights and privileges as each share of common stock currently authorized or outstanding.

     The Board of Directors recommends a vote in favor of the proposal.

                                 OTHER BUSINESS

     Management of the Company is not aware of any other matters which are to be presented to the Special Meeting, nor has it been advised that other persons will present any such matters. However, if other matters properly come before the meeting, the individual named in the accompanying proxy shall vote on such matters in accordance with his best judgment.

     The above notice and Proxy Statement are sent by order of the Board of Directors.

                                            /s/ Thomas F. Reiner
                                            --------------------
                                            Thomas F. Reiner
                                            Chairman, CEO and President


April 28, 2000

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                      PROXY
                   FOR THE SPECIAL MEETING OF SHAREHOLDERS OF
                           SPARTA SURGICAL CORPORATION
                             TO BE HELD MAY 19, 2000

     The undersigned hereby appoints Thomas F. Reiner as the lawful agent and Proxy of the undersigned (with all the powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes him to represent and to vote, as designated below, all the shares of common stock of Sparta Surgical Corporation held of record by the undersigned on April 14, 2000, at the Special Meeting of Shareholders to be held May 19, 2000, or any adjournment or postponement thereof.

1. To amend the Company's Certificate of Incorporation in order to increase the authorized number of shares of the Company's common stock from 8,000,000 shares to 25,000,000 shares.

          ___ FOR                   ___ AGAINST                 ___ ABSTAIN

2. In his discretion, the Proxy is authorized to vote upon any matters which may properly come before the Special Meeting, or any adjournment or postponement thereof.

     It is understood that when properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder. WHERE NO CHOICE IS SPECIFIED BY THE SHAREHOLDER THE PROXY WILL BE VOTED FOR THE INCREASE IN THE AUTHORIZED SHARES SET FORTH ABOVE.

     The undersigned hereby revokes all previous proxies relating to the shares covered hereby and confirms all that said Proxy may do by virtue hereof.

     Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Dated:                                           -------------------------------
-------------------------------                  Signature

PLEASE MARK, SIGN, DATE
AND RETURN THE PROXY
CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.                               -------------------------------
                                                 Signature, if held jointly

     PLEASE CHECK THIS BOX IF YOU INTEND TO BE PRESENT AT THE SPECIAL MEETING OF SHAREHOLDERS. _____